UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 9, 2010

TechniScan, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-143236	27-1093363
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3216 South Highland Drive, Suite 200, Salt Lake City, Utah	84106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 521-0444

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

TechniScan, Inc. a Delaware corporation (the “Company”) issued a press release today announcing that it will hold a Special Meeting of Stockholders on Friday June 18, 2010 at 10:00 a.m., local time, at the Company’s offices located at 3216 South Highland Drive, Suite 200, Salt Lake City, Utah 84106 to approve an amendment to the Company’s Certificate of Incorporation to effect a 1-for-4 reverse stock split of the issued and outstanding common stock.  The number of the Company’s authorized shares of common stock will remain 150,000,000 and will not be proportionally reduced.

A copy of a press release announcing the Special Meeting of Stockholders is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith

Exhibit	Description
99.1	Press release dated June 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechniScan, Inc.

June 9, 2010	By:	/s/ Steven K. Passey
Name: Steven K. Passey
Title: Chief Financial Officer